UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 19, 2004

COAST FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50433	14-1858265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2412 Cortez Road West, Bradenton, Florida 34207

(Address of Principal Executive Office) (Zip Code)

(941) 752-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On October 19, 2004, Coast Financial Holdings, Inc., a Florida corporation (the “Company”), issued a press release announcing its earnings for the third quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 2.02 and the press release attached hereto as Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Item 7.01   Regulation FD Disclosure.

The Company has scheduled meetings with investors and security analysts on October 19, 2004 and from time to time thereafter. A copy of the slide presentation to be made at such meetings is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished in this Item 7.01 and the slide presentation attached hereto as Exhibit 99.2 is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Item 9.01   Financial Statements and Exhibits.

(a)

Not Applicable

(b)

Not Applicable

(c)

Exhibits required by Item 601 of Regulation S-K

Exhibit No.	Description

99.1	Press Release, issued October 19, 2004, regarding earnings for the third quarter of 2004.

99.2	Slide Presentation

[Rest of Page Intentionally Blank. Signature on following Page.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COAST FINANCIAL HOLDINGS, INC.

Dated: October 19, 2004	By:	/s/ BRIAN F. GRIMES
Brian F. Grimes Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, issued October 19, 2004, regarding earnings for the third quarter of 2004.

99.2	Slide Presentation